SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

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                               Deutsche GNMA Fund


EFFECTIVE ON OR ABOUT MAY 22, 2017, THE SUMMARY PROSPECTUS IS SUPPLEMENTED AS
FOLLOWS:

The following information replaces existing disclosure within the "Main investments" heading of the fund's summary prospectus.


DERIVATIVES. Portfolio management generally may use interest rate futures contracts or interest rate swaps, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes). Portfolio management may, from time to time, seek to enhance returns by employing various strategies to identify interest rate trends across developed markets using derivatives, including interest rate futures contracts, interest rate swaps and foreign currency transactions. In addition, portfolio management generally may use (i) options on GNMA TBAs or total return swaps to seek to enhance potential gains; and (ii) options on interest rate futures or on interest rates to hedge against potential adverse interest rate movements.


The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The following disclosure replaces similar disclosure contained under the "MAIN RISKS" section of the fund's summary prospectus.


DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


To the extent portfolio management seeks to identify interest rate trends using derivatives, the risk of loss may be heightened during periods of rapid changes in interest rates.

               Please Retain This Supplement for Future Reference


February 16, 2017
PROSTKR-772

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